Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
          In connection with the Quarterly Report on Form 10-Q of Datascope Corp. (the “Company”) for the Quarter ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
•	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
May 12, 2008

/s/ Lawrence Saper
Lawrence Saper
Chairman of the Board and Chief Executive Officer

/s/ Henry M. Scaramelli
Henry M. Scaramelli
Vice President, Finance and Chief Financial Officer